UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02423
Van Kampen Corporate Bond Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 8/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

August 31, 2009

MUTUAL FUNDS Van Kampen Corporate Bond Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Corporate Bond Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your Fund’s performance to that of the Barclays Capital U.S. Corporate Index and the Lipper Corporate Debt Funds BBB-Rated Index from 8/31/99 through 8/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 9/23/71		since 9/28/92		since 8/30/93		since 8/12/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	7.41%	7.28%	5.29%	5.29%	4.46%	4.46%	4.08%

10-year	5.41	4.89	4.77	4.77	4.64	4.64	—

5-year	4.02	3.00	3.32	3.07	3.30	3.30	—

1-year	9.94	4.66	9.36	5.36	9.19	8.19	10.06

30-Day SEC Yield	4.58%		4.36%		4.10%		5.07%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Corporate Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Corporate Index as of November 3, 2008. The Barclays

Capital U.S. Corporate Index is a market-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. There are currently 30 funds represented in the index. Indices are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended August 31, 2009

Market Conditions

The first several months of the 12-month reporting period marked one of the worst periods in the history of the financial markets as deteriorating economic and credit conditions eroded investor confidence and led to extreme losses in all sectors. The downward spiral was triggered by the government takeover of mortgage giants Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers in September 2008. As a series of other takeovers and failures occurred in subsequent weeks, the credit markets became nearly paralyzed. Banks stopped lending, liquidity became scarce and short-term borrowing costs soared. Panic ensued and investors shed risky assets in favor of high-quality Treasury securities, which led to significant spread widening in the corporate credit market.

In 2009, however, the outlook began to improve. Although economic conditions remained weak, the contraction in growth appeared to be slowing. At the same time, many of the programs the government had introduced in late 2008 to enhance market liquidity began to have an impact. Credit concerns eased, consumer confidence began to improve and the market regained its footing as investor appetite for risk returned. These factors, coupled with improving news on the corporate front, led to a market rebound, particularly in financials, which was the most beaten down sector in late 2008. Although the sector has outpaced both industrials and utilities in recent months, it continues to lag over longer periods and spreads still remain wider than historical averages. Within the corporate credit market as a whole, renewed risk appetite led lower-quality issues to outperform higher-quality issues as investors reached for yield. In terms of new issuance, volumes have been robust. In fact, the first half of 2009 saw the heaviest investment grade corporate bond issuance of any six-month period on record.

Performance Analysis

All share classes of Van Kampen Corporate Bond Fund underperformed the Barclays Capital U.S. Corporate Index (the “Index”) and outperformed the Lipper Corporate Debt Funds BBB-Rated Index for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2009

Lipper Corporate
				Barclays Capital	Debt Funds
				U.S. Corporate	BBB-Rated
Class A	Class B	Class C	Class I	Index	Index

9.94%	9.36%	9.19%	10.06%	10.35%	5.66%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

The Fund’s underperformance of the Index during the period was driven primarily by the portfolio’s positioning in two areas:

•	In the first half of the period, the Fund held positions in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), neither of which is included in the Index. These holdings hindered returns as the sectors were negatively impacted by the spillover effects of the subprime mortgage crisis and the weakening economy. It should be noted, however, that the ABS position has since been eliminated and the CMBS position has been reduced.

The Fund held an underweight allocation to corporate credits. This underweight was beneficial early in the period as credit spreads widened significantly, but was disadvantageous as the credit market rallied. As signs of improvement in market emerged in early 2009, we began to increase the position with a focus on larger financial names which was beneficial, yet the Fund remained slightly underweight relative to the Index at period end.
The Fund’s positioning in the following two areas, however, was additive to relative performance for the period:

•	Within the Fund’s corporate credit holdings, overweight allocations relative to the Index in the banking, food and beverage, insurance and media sectors enhanced returns as significant spread tightening in these sectors in the first half of 2009 led to their strong performance.

•	The Fund’s yield-curve positioning also benefited relative performance. During the period, we employed tactical strategies involving interest-rate swaps that were designed to take advantage of short-term rate movements across the yield curve.

Market Outlook

As expected, the Federal Open Market Committee (FOMC) has left interest rates unchanged since their last reduction in the target federal funds rate in December 2008 and has maintained an accommodative position at each of its meetings this year. The official statement from their August 2009 meeting noted that “information received since the FOMC met in June suggests that economic activity is leveling out.” Although economic activity is expected to remain weak for some time, FOMC anticipates that “policy actions to stabilize financial markets and institutions, fiscal and monetary stimulus, and market forces will contribute to a gradual resumption of sustainable economic growth in a context of price stability.”

Overall, we believe broad economic stimulus, lower inventories, and easy capital conditions in both the consumer and business segments point to the potential for an upturn in the economy for the remainder of 2009.

We will continue to closely monitor the market and seek to take advantage of emerging opportunities as they develop.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocation as of 8/31/09 (Unaudited)

AAA/Aaa	4.0%
AA/Aa	14.4
A/A	38.7
BBB/Baa	39.6
BB/Ba	3.3
CCC/Ccc	0.0 *

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)

Banking	17.9%
Electric	7.1
Noncaptive-Consumer Finance	5.7
Brokerage	4.4
Wireline	4.1
Property & Casualty Insurance	3.8
Food/Beverage	3.8
Wireline Communications	3.8
Media-Cable	3.4
Life Insurance	3.4
Media-Noncable	2.5
Pharmaceuticals	2.4
Integrated Energy	2.3
Pipelines	2.2
Metals	2.0
Independent Energy	1.8
Technology	1.6
Retailers	1.6
Diversified Manufacturing	1.4
Tobacco	1.4
Health Care	1.3
Natural Gas Pipelines	1.3
Noncaptive-Diversified Finance	1.3
Oil Field Services	1.1
Paper	1.0
REITS	1.0
Wireless	1.0
Chemicals	0.9
Railroads	0.9
Collateralized Mortgage Obligation	0.8
Entertainment	0.7
Supermarkets	0.7
Aerospace & Defense	0.7
Consumer Products	0.7
Building Materials	0.6
Construction Machinery	0.6
Restaurants	0.5
Refining	0.5
Utility	0.5
Other Utilities	0.4
Automotive	0.4
Packaging	0.2
Airlines	0.2
Municipal Bonds	0.1
(continued on next page)

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)
(continued from previous page)

Managed Health Care	0.1%
Health Insurance	0.1
Energy	0.1
Home Construction	0.1
Forest Products	0.0 *

Total Long-Term Investments	94.4
Total Short-Term Investments	4.4

Total Investments	98.8
Other Assets in Excess of Liabilities	1.2

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above.

Ratings allocations are as a percentage of long-term investments. Industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once

Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/09 - 8/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/09	8/31/09	3/1/09-8/31/09

Class A
Actual	$1,000.00	$1,181.24	$5.17
Hypothetical	1,000.00	1,020.47	4.79
(5% annual return before expenses)

Class B
Actual	1,000.00	1,179.04	7.09
Hypothetical	1,000.00	1,018.70	6.56
(5% annual return before expenses)

Class C
Actual	1,000.00	1,177.37	9.38
Hypothetical	1,000.00	1,016.59	8.69
(5% annual return before expenses)

Class I
Actual	1,000.00	1,182.79	3.80
Hypothetical	1,000.00	1,021.73	3.52
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, 1.29%, 1.71% and 0.69% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Class B and Class C expense ratios reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Subsequent to the Board’s approval of the continuation of the advisory agreement and subadvisory agreement, the portfolio management personnel associated with the investment subadviser became associated with the investment adviser. As a result, the investment subadvisory agreement was no longer required and was terminated effective as of August 5, 2009.

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 93.5% Aerospace & Defense 0.7%
$1,380	Boeing Co.	4.875%	02/15/20	$1,399,091
1,740	Boeing Co.	5.875	02/15/40	1,826,432
2,210	Boeing Co.	6.000	03/15/19	2,442,090

				5,667,613

	Airlines 0.2%
1,585	America West Airlines, Inc., Class G (Ambac Assurance Corp)	7.100	04/02/21	1,236,020

	Automotive 0.4%
885	DaimlerChrysler NA Holding Corp.	8.500	01/18/31	1,052,586
2,010	Harley-Davidson Funding Corp. (a)	6.800	06/15/18	1,907,255

				2,959,841

	Banking 17.9%
2,140	American Express Co.	8.125	05/20/19	2,399,045
6,475	Bank of America Corp.	5.650	05/01/18	6,271,497
3,660	Bank of America Corp.	5.750	12/01/17	3,565,982
2,920	Bank of America Corp.	7.625	06/01/19	3,220,553
15,710	Bank of Scotland (United Kingdom) (a)	5.250	02/21/17	14,775,082
1,210	Barclays Bank PLC (United Kingdom) (a)	6.050	12/04/17	1,196,124
4,820	Barclays Bank PLC (United Kingdom)	6.750	05/22/19	5,290,832
3,515	BB&T Corp.	6.850	04/30/19	3,831,371
7,390	Citigroup, Inc.	5.875	05/29/37	5,912,820
4,100	Citigroup, Inc.	6.125	05/15/18	3,861,351
535	Citigroup, Inc.	8.125	07/15/39	551,493
8,280	Citigroup, Inc.	8.500	05/22/19	9,065,880
1,690	Credit Suisse First Boston USA, Inc.	5.125	08/15/15	1,760,867
6,355	Deutsche Bank AG London (Germany)	3.875	08/18/14	6,396,091
18,270	Goldman Sachs Group, Inc.	6.150	04/01/18	19,317,657
4,785	Goldman Sachs Group, Inc.	6.750	10/01/37	4,805,686
9,805	JPMorgan Chase & Co.	6.000	01/15/18	10,554,788
1,965	JPMorgan Chase & Co.	6.300	04/23/19	2,158,124
3,720	Macquarie Group Ltd. (Australia) (a)	7.625	08/13/19	3,810,519
1,695	PNC Bank NA	6.000	12/07/17	1,730,754
1,835	PNC Funding Corp.	6.700	06/10/19	2,013,661
760	Rabobank Nederland NV (Netherlands) (a) (b)	11.000	06/30/19	900,167
4,040	Royal Bank of Scotland PLC (United Kingdom) (a)	4.875	08/25/14	4,050,569
2,500	Standard Chartered PLC (United Kingdom) (a)	5.500	11/18/14	2,660,675
3,395	UBS AG Stamford Branch (Switzerland)	5.875	12/20/17	3,369,364
4,000	Wells Fargo & Co.	5.000	11/15/14	4,114,064
8,559	Wells Fargo & Co.	5.625	12/11/17	8,982,713
3,796	Wells Fargo Bank NA	4.750	02/09/15	3,781,389
4,065	Westpac Banking Corp. (Australia)	4.200	02/27/15	4,095,683

				144,444,801

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Brokerage 4.4%
$3,080	Bear Stearns Co., Inc.	5.550%	01/22/17	$3,119,686
1,980	Bear Stearns Co., Inc.	6.400	10/02/17	2,152,038
2,535	Bear Stearns Co., Inc.	7.250	02/01/18	2,895,469
1,905	Credit Suisse NY (Switzerland)	5.000	05/15/13	2,024,125
8,335	Credit Suisse NY (Switzerland)	5.300	08/13/19	8,449,565
1,655	Credit Suisse NY (Switzerland)	6.000	02/15/18	1,704,951
980	Merrill Lynch & Co., Inc.	5.450	02/05/13	997,216
10,650	Merrill Lynch & Co., Inc.	6.875	04/25/18	10,892,117
2,850	Merrill Lynch & Co., Inc.	7.750	05/14/38	3,035,381

				35,270,548

	Building Materials 0.6%
2,245	CRH America, Inc.	6.000	09/30/16	2,206,808
1,395	CRH America, Inc.	8.125	07/15/18	1,502,444
1,180	Lafarge SA (France)	7.125	07/15/36	1,066,583

				4,775,835

	Chemicals 0.9%
2,695	Agrium, Inc. (Canada)	6.750	01/15/19	2,862,572
770	Mosaic Co. (a)	7.625	12/01/16	794,198
1,730	Potash Corp. of Saskatchewan, Inc. (Canada)	5.875	12/01/36	1,735,908
1,690	Potash Corp. of Saskatchewan, Inc. (Canada)	6.500	05/15/19	1,875,128

				7,267,806

	Construction Machinery 0.6%
1,380	Caterpillar Financial Services Corp.	4.900	08/15/13	1,433,329
1,005	Caterpillar, Inc.	6.050	08/15/36	1,074,063
2,025	John Deere Capital Corp.	5.750	09/10/18	2,198,931

				4,706,323

	Consumer Products 0.7%
1,370	Fortune Brands, Inc.	6.375	06/15/14	1,401,473
2,275	Philips Electronics NV (Netherlands)	5.750	03/11/18	2,396,064
1,360	Whirlpool Corp.	8.600	05/01/14	1,495,096

				5,292,633

	Diversified Manufacturing 1.4%
3,775	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	3,158,293
6,505	General Electric Co.	5.250	12/06/17	6,652,547
1,735	ITT Corp.	6.125	05/01/19	1,863,027

				11,673,867

	Electric 7.1%
1,518	Carolina Power & Light Co.	5.150	04/01/15	1,626,786
1,405	CMS Energy Corp.	6.300	02/01/12	1,405,743
570	Consumers Energy Co.	5.800	09/15/35	569,301
1,520	Dominion Resources, Inc.	7.000	06/15/38	1,783,453
1,945	DTE Energy Co.	7.625	05/15/14	2,108,473
4,015	Exelon Corp.	6.750	05/01/11	4,293,834
3,065	FirstEnergy Corp., Ser C	7.375	11/15/31	3,393,249
2,105	FirstEnergy Solutions Corp. (a)	6.050	08/15/21	2,132,441

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Electric (Continued)
$830	Florida Power Corp.	5.800%	09/15/17	$918,195
1,400	FPL Group Capital, Inc.	6.000	03/01/19	1,546,458
2,655	Georgia Power Co.	5.950	02/01/39	2,885,834
560	Indianapolis Power & Light Co. (a)	6.300	07/01/13	604,946
2,460	NiSource Finance Corp.	6.800	01/15/19	2,499,067
885	NRG Energy, Inc.	8.500	06/15/19	865,088
1,515	Ohio Edison Co.	6.400	07/15/16	1,648,253
4,600	Ohio Power Co., Ser K	6.000	06/01/16	4,907,349
2,495	Pacific Gas & Electric Co.	5.625	11/30/17	2,708,492
555	Pacific Gas & Electric Co.	6.250	03/01/39	627,879
4,580	PPL Energy Supply LLC	6.500	05/01/18	4,834,964
790	Progress Energy Carolina	5.300	01/15/19	845,559
1,330	Progress Energy, Inc.	7.050	03/15/19	1,537,347
1,165	Public Service Co. of Colorado	6.500	08/01/38	1,388,375
615	Public Service Co. of Colorado, Ser 17	6.250	09/01/37	708,770
2,045	Public Service Electric & Gas Co., Ser B	5.125	09/01/12	2,186,674
1,590	Southwestern Public Service Co., Ser G	8.750	12/01/18	1,976,581
2,185	Union Electric Co.	6.400	06/15/17	2,398,335
3,555	Virginia Electric & Power Co.	8.875	11/15/38	4,949,040

				57,350,486

	Energy 0.1%
540	Pioneer Natural Resources Co.	6.650	03/15/17	497,710

	Entertainment 0.7%
785	Time Warner, Inc.	5.875	11/15/16	821,403
4,015	Time Warner, Inc.	7.700	05/01/32	4,464,503

				5,285,906

	Food/Beverage 3.8%
1,050	Anheuser-Busch Cos. Inc.	5.500	01/15/18	1,069,297
1,730	Anheuser-Busch InBev Worldwide, Inc. (a)	5.375	11/15/14	1,844,640
1,045	Anheuser-Busch InBev Worldwide, Inc. (a)	7.200	01/15/14	1,174,801
280	Anheuser-Busch InBev Worldwide, Inc. (a)	8.200	01/15/39	356,395
1,790	Bacardi Ltd. (Bermuda) (a)	8.200	04/01/19	2,120,158
1,785	Bunge Ltd. Finance Corp.	8.500	06/15/19	2,016,829
2,425	ConAgra Foods, Inc.	7.000	10/01/28	2,653,023
2,340	ConAgra Foods, Inc.	8.250	09/15/30	2,913,841
490	Constellation Brands, Inc.	7.250	09/01/16	476,525
1,140	Diageo Capital PLC (United Kingdom)	5.875	09/30/36	1,225,599
1,645	Diageo Capital PLC (United Kingdom)	7.375	01/15/14	1,902,122
2,440	Dr. Pepper Snapple Group, Inc.	6.820	05/01/18	2,726,139
2,000	FBG Finance Ltd. (Australia) (a)	5.125	06/15/15	2,051,116
1,595	Kraft Foods, Inc.	5.625	11/01/11	1,721,029
2,825	Kraft Foods, Inc.	6.125	08/23/18	3,111,466

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Food/Beverage (Continued)
$1,030	Kraft Foods, Inc.	6.875%	02/01/38	$1,185,601
1,790	Kraft Foods, Inc.	6.875	01/26/39	2,058,441

				30,607,022

	Forest Products 0.0%
390	Georgia-Pacific LLC (a)	8.250	05/01/16	395,850

	Health Care 1.3%
2,485	Fisher Scientific International, Inc.	6.125	07/01/15	2,562,671
900	HCA, Inc. (a)	8.500	04/15/19	915,750
3,695	Medco Health Solutions, Inc.	7.125	03/15/18	4,173,303
3,100	UnitedHealth Group, Inc.	6.000	02/15/18	3,156,371

				10,808,095

	Health Insurance 0.1%
625	Aetna, Inc.	6.500	09/15/18	660,021

	Home Construction 0.1%
660	Pulte Homes, Inc.	6.375	05/15/33	465,300

	Independent Energy 1.8%
1,950	Devon Financing Corp., ULC (Canada)	7.875	09/30/31	2,409,211
1,010	Gaz Capital SA (Luxembourg) (a)	6.510	03/07/22	831,988
1,115	Newfield Exploration Co.	7.125	05/15/18	1,089,913
1,225	Plains Exploration & Production Co.	7.625	06/01/18	1,163,750
3,750	Questar Market Resources, Inc.	6.800	04/01/18	3,829,399
2,840	XTO Energy, Inc.	5.500	06/15/18	2,930,542
2,185	XTO Energy, Inc.	6.500	12/15/18	2,409,622

				14,664,425

	Integrated Energy 2.3%
1,990	Chesapeake Energy Corp.	7.625	07/15/13	1,960,150
5,255	ConocoPhillips	6.500	02/01/39	6,097,477
740	EnCana Corp. (Canada)	5.900	12/01/17	798,690
3,450	EnCana Corp. (Canada)	6.500	02/01/38	3,733,866
2,400	Marathon Oil Corp.	5.900	03/15/18	2,494,003
3,470	Petro-Canada (Canada)	5.350	07/15/33	3,062,032

				18,146,218

	Life Insurance 3.4%
2,005	Aflac, Inc.	8.500	05/15/19	2,333,413
1,295	American International Group, Inc.	8.250	08/15/18	1,038,620
2,275	Lincoln National Corp.	8.750	07/01/19	2,548,316
2,065	MetLife, Inc.	7.717	02/15/19	2,419,606
2,935	MetLife, Inc.	10.750	08/01/39	3,310,436
605	MetLife, Inc., Ser A	6.817	08/15/18	669,529
920	Nationwide Financial Services, Inc.	6.250	11/15/11	952,643
3,495	Platinum Underwriters Finance, Inc., Ser B	7.500	06/01/17	3,244,782
3,120	Principal Financial Group, Inc.	8.875	05/15/19	3,578,169
1,420	Prudential Financial, Inc.	6.625	12/01/37	1,387,917

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Life Insurance (Continued)
$2,515	Prudential Financial, Inc.	7.375%	06/15/19	$2,738,141
3,480	Xlliac Global Funding (a)	4.800	08/10/10	3,458,403

				27,679,975

	Managed Health Care 0.1%
710	WellPoint, Inc.	7.000	02/15/19	786,266

	Media-Cable 3.4%
2,005	Comcast Corp.	5.700	05/15/18	2,120,841
1,100	Comcast Corp.	6.400	05/15/38	1,170,924
1,045	Comcast Corp.	6.450	03/15/37	1,118,417
4,425	Comcast Corp.	6.500	01/15/15	4,905,838
3,000	COX Communications, Inc. (a)	8.375	03/01/39	3,731,853
1,020	CSC Holdings, Inc.	7.625	07/15/18	981,750
670	DirecTV Holdings LLC	6.375	06/15/15	681,725
4,240	DirecTV Holdings LLC	7.625	05/15/16	4,483,800
3,490	Time Warner Cable, Inc.	6.750	07/01/18	3,861,968
1,155	Time Warner Cable, Inc.	6.750	06/15/39	1,239,203
1,270	Time Warner Cable, Inc.	8.250	04/01/19	1,527,680
1,410	Time Warner Cable, Inc.	8.750	02/14/19	1,738,667

				27,562,666

	Media-Noncable 2.5%
1,585	CBS Corp.	8.875	05/15/19	1,707,506
827	Grupo Televisa SA (Mexico)	6.000	05/15/18	841,607
1,055	News America, Inc.	6.400	12/15/35	1,050,217
2,380	News America, Inc.	6.650	11/15/37	2,455,353
1,090	News America, Inc.	7.850	03/01/39	1,277,208
2,825	Omnicom Group, Inc.	6.250	07/15/19	3,000,904
225	Time Warner, Inc.	6.500	11/15/36	227,302
820	Viacom, Inc.	5.625	09/15/19	829,317
2,425	Viacom, Inc.	6.875	04/30/36	2,568,233
2,305	Vivendi (France) (a)	6.625	04/04/18	2,419,957
3,630	WPP Finance (United Kingdom)	8.000	09/15/14	3,979,990

				20,357,594

	Metals 2.0%
1,345	Alcoa, Inc.	5.870	02/23/22	1,121,013
1,300	Alcoa, Inc.	6.750	07/15/18	1,268,208
3,605	ArcelorMittal (Luxembourg)	6.125	06/01/18	3,456,168
3,535	ArcelorMittal (Luxembourg)	9.850	06/01/19	4,044,330
1,795	Rio Tinto Finance USA Ltd. (Australia)	6.500	07/15/18	1,935,672
810	Rio Tinto Finance USA Ltd. (Australia)	9.000	05/01/19	971,839
1,375	Teck Resources Ltd. (Canada)	10.250	05/15/16	1,526,250
1,815	Vale Overseas Ltd. (Cayman Islands)	6.875	11/21/36	1,826,262

				16,149,742

	Natural Gas Pipelines 1.3%
1,355	CenterPoint Energy Resources Corp.	6.250	02/01/37	1,285,493
970	CenterPoint Energy Resources Corp.	7.875	04/01/13	1,090,829

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Natural Gas Pipelines (Continued)
$847	Colorado Interstate Gas Co.	6.800%	11/15/15	$936,783
4,490	Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	4,130,800
2,700	Texas Eastern Transmission LP	7.000	07/15/32	3,013,394

				10,457,299

	Noncaptive-Consumer Finance 5.7%
5,480	American Express Credit Corp., Ser C	7.300	08/20/13	6,011,801
2,270	American General Finance Corp.	4.625	09/01/10	1,977,034
2,655	Ameriprise Financial, Inc.	7.300	06/28/19	2,933,143
2,250	Discover Financial Services	10.250	07/15/19	2,468,216
18,295	General Electric Capital Corp.	5.625	05/01/18	18,248,421
3,975	HSBC Finance Corp.	5.500	01/19/16	4,015,553
2,150	HSBC Finance Corp.	6.375	10/15/11	2,241,240
5,140	HSBC Finance Corp.	6.750	05/15/11	5,425,614
2,715	SLM Corp.	4.000	01/15/10	2,667,257

				45,988,279

	Noncaptive-Diversified Finance 1.3%
2,620	Blackstone Holdings Finance Co. LLC (a)	6.625	08/15/19	2,644,623
2,035	Capital One Financial Corp.	6.750	09/15/17	2,045,779
315	Capital One Financial Corp.	7.375	05/23/14	343,961
4,335	General Electric Capital Corp.	5.875	01/14/38	3,860,621
1,535	General Electric Capital Corp.	6.000	08/07/19	1,549,506

				10,444,490

	Oil Field Services 1.1%
2,170	Kinder Morgan Energy Partners LP	5.850	09/15/12	2,320,463
530	Kinder Morgan Energy Partners LP	5.950	02/15/18	555,962
2,815	Transocean, Inc. (Cayman Islands)	6.000	03/15/18	3,003,307
2,450	Weatherford International, Inc.	6.350	06/15/17	2,561,301
200	Weatherford International Ltd. (Switzerland)	6.000	03/15/18	204,344

				8,645,377

	Other Utilities 0.4%
3,260	Plains All American Pipeline LP	6.700	05/15/36	3,394,671

	Packaging 0.2%
1,425	Sealed Air Corp. (a)	7.875	06/15/17	1,498,668

	Paper 1.0%
2,675	International Paper Co.	7.500	08/15/21	2,715,861
1,385	International Paper Co.	9.375	05/15/19	1,558,874
4,050	MeadWestvaco Corp.	7.375	09/01/19	4,124,180

				8,398,915

	Pharmaceuticals 2.4%
1,275	Amgen, Inc.	5.700	02/01/19	1,405,162
1,430	AstraZeneca PLC (United Kingdom)	5.900	09/15/17	1,591,604
1,095	AstraZeneca PLC (United Kingdom)	6.450	09/15/37	1,292,318
2,225	Biogen Idec, Inc.	6.875	03/01/18	2,434,346
700	Hospira, Inc.	6.400	05/15/15	764,682

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pharmaceuticals (Continued)
$4,230	Pfizer, Inc.	6.200%	03/15/19	$4,791,173
3,595	Roche Holdings, Inc. (a)	6.000	03/01/19	3,985,949
1,595	Watson Pharmaceuticals, Inc.	6.125	08/15/19	1,642,888
525	Wyeth	5.450	04/01/17	568,047
435	Wyeth	6.450	02/01/24	492,248

				18,968,417

	Pipelines 2.2%
5,000	Energy Transfer Partners LP	9.000	04/15/19	6,032,450
1,130	Florida Gas Transmission Co. LLC (a)	7.900	05/15/19	1,338,652
2,260	Plains All American Pipeline LP	8.750	05/01/19	2,729,764
1,000	Spectra Energy Capital LLC	8.000	10/01/19	1,155,697
3,590	TransCanada Pipelines Ltd. (Canada)	6.200	10/15/37	3,783,056
520	Transcontinental Gas Pipe Line Corp.	6.050	06/15/18	555,487
1,910	Transcontinental Gas Pipe Line Corp.	8.875	07/15/12	2,184,704

				17,779,810

	Property & Casualty Insurance 3.8%
2,670	Ace INA Holdings, Inc.	5.600	05/15/15	2,862,851
1,110	Ace INA Holdings, Inc.	5.900	06/15/19	1,197,827
3,800	AIG SunAmerica Global Financing VI (a)	6.300	05/10/11	3,716,974
2,555	Allstate Corp.	7.450	05/16/19	2,957,149
3,920	American Financial Group, Inc.	9.875	06/15/19	4,098,478
4,220	Berkshire Hathaway Finance Corp.	5.400	05/15/18	4,515,083
3,790	Catlin Insurance Co., Ltd. (Bermuda) (a) (b)	7.249	12/01/49	2,292,950
3,160	Farmers Exchange Capital (a)	7.050	07/15/28	2,553,113
1,966	Farmers Insurance Exchange Surplus (a)	8.625	05/01/24	1,738,115
2,385	Travelers Cos., Inc.	5.800	05/15/18	2,593,103
1,635	Travelers Cos., Inc.	5.900	06/02/19	1,804,034
3,315	Two-Rock Pass Through Trust (Bermuda) (a) (b)	1.401	02/11/49	10,774

				30,340,451

	Railroads 0.9%
1,465	CSX Corp.	7.375	02/01/19	1,702,642
1,990	Union Pacific Corp.	5.450	01/31/13	2,121,983
2,650	Union Pacific Corp.	6.125	02/15/20	2,932,840
365	Union Pacific Corp.	6.250	05/01/34	396,220

				7,153,685

	Refining 0.5%
1,070	Enterprise Products Operating LLC	6.500	01/31/19	1,166,995
2,710	Enterprise Products Operating, LP, Ser B	5.600	10/15/14	2,869,592

				4,036,587

	REITS 1.0%
1,970	Mack-Cali Realty Corp.	7.750	08/15/19	2,000,519
2,325	Simon Property Group, LP	6.750	05/15/14	2,493,832
3,950	WEA Finance LLC (a) (c)	6.750	09/02/19	3,897,639

				8,391,990

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Restaurants 0.5%
$890	Yum! Brands, Inc.	6.250%	03/15/18	$964,885
2,920	Yum! Brands, Inc.	6.875	11/15/37	3,178,648

				4,143,533

	Retailers 1.6%
3,991	CVS Pass-Through Trust	6.036	12/10/28	3,776,992
884	CVS Pass-Through Trust (a)	8.353	07/10/31	947,310
4,110	Home Depot, Inc.	5.400	03/01/16	4,257,808
2,270	Wal-Mart Stores, Inc.	4.125	02/01/19	2,270,025
1,570	Wal-Mart Stores, Inc.	5.250	09/01/35	1,564,475
165	Wal-Mart Stores, Inc.	6.500	08/15/37	190,892

				13,007,502

	Supermarkets 0.7%
2,292	Delhaize America, Inc.	9.000	04/15/31	2,966,501
2,590	Kroger Co.	6.400	08/15/17	2,866,278

				5,832,779

	Technology 1.6%
1,955	Cisco Systems, Inc.	5.900	02/15/39	2,096,749
1,695	Corning, Inc.	6.625	05/15/19	1,836,019
720	Corning, Inc.	7.250	08/15/36	754,703
2,215	Fiserv, Inc.	6.800	11/20/17	2,422,147
750	IBM Corp.	8.000	10/15/38	1,052,293
2,590	KLA Instruments Corp.	6.900	05/01/18	2,653,180
1,625	Xerox Corp.	6.350	05/15/18	1,665,586
520	Xerox Corp.	8.250	05/15/14	586,126

				13,066,803

	Tobacco 1.4%
1,110	Altria Group, Inc.	9.250	08/06/19	1,341,962
1,250	Altria Group, Inc.	9.700	11/10/18	1,531,499
1,400	Altria Group, Inc.	10.200	02/06/39	1,881,009
1,225	BAT International Finance PLC (United Kingdom) (a)	9.500	11/15/18	1,567,118
2,520	Lorillard Tobacco Co.	8.125	06/23/19	2,808,303
2,360	Philip Morris International, Inc.	5.650	05/16/18	2,514,111

				11,644,002

	Utility 0.5%
4,080	AES Corp	8.000	06/01/20	3,835,200

	Wireless 1.0%
975	Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.500	01/15/13	987,187
920	SBA Telecommunications, Inc. (a)	8.250	08/15/19	929,200
2,920	Verizon Wireless Capital LLC (a)	5.550	02/01/14	3,160,754
2,490	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	2,629,699

				7,706,840

	Wireline 4.1%
1,145	AT&T, Inc.	6.300	01/15/38	1,206,140
5,700	AT&T, Inc.	6.550	02/15/39	6,240,753

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wireline (Continued)
$2,180	CenturyTel, Inc.	6.000%	04/01/17	$2,139,613
2,020	Citizens Communications Co.	7.125	03/15/19	1,848,300
1,145	Deutsche Telekom International Finance BV (Netherlands)	6.000	07/08/19	1,239,955
905	Deutsche Telekom International Finance BV (Netherlands)	6.750	08/20/18	1,023,441
1,735	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	2,315,135
1,450	Qwest Corp.	6.500	06/01/17	1,341,250
780	Qwest Corp.	6.875	09/15/33	612,300
6,935	Verizon Communications, Inc.	5.500	02/15/18	7,295,329
785	Verizon Communications, Inc.	6.350	04/01/19	873,305
2,190	Verizon Communications, Inc.	6.900	04/15/38	2,514,464
3,260	Verizon Communications, Inc.	8.950	03/01/39	4,450,790

				33,100,775

	Wireline Communications 3.8%
7,760	AT&T Corp.	8.000	11/15/31	9,661,533
1,900	France Telecom SA (France)	8.500	03/01/31	2,581,074
1,980	SBC Communications, Inc.	6.150	09/15/34	2,041,903
2,820	Telecom Italia Capital SA (Luxembourg)	4.950	09/30/14	2,913,723
2,325	Telecom Italia Capital SA (Luxembourg)	6.999	06/04/18	2,559,874
2,340	Telecom Italia Capital SA (Luxembourg)	7.175	06/18/19	2,609,767
6,100	Telefonica Europe BV (Netherlands)	8.250	09/15/30	8,001,907

				30,369,781

	Total Corporate Bonds 93.5%			752,918,417

	Collateralized Mortgage Obligations 0.8%
1,475	Banc of America Commercial Mortgage, Inc. (b)	5.935	02/10/51	1,234,678
2,575	Bear Stearns Commercial Mortgage Securities (b)	5.471	01/12/45	2,377,818
2,880	LB–UBS Commercial Mortgage Trust	5.372	09/15/39	2,508,940

	Total Collateralized Mortgage Obligations 0.8%			6,121,436

	Municipal Bonds 0.1% California 0.1%
900	California St Taxable Var Purp 3	5.950	04/01/16	950,931

	Total Long-Term Investments 94.4% (Cost $717,993,969)			759,990,784

Short-Term Investments 4.4% Repurchase Agreements 3.6%
Banc of America Securities ($17,429,343 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $17,429,440)				17,429,343
JPMorgan Chase & Co. ($10,965,042 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $10,965,103)				10,965,042

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Description	Value

Repurchase Agreements (Continued)
State Street Bank & Trust Co. ($427,615 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 08/31/09, to be sold on 09/01/09 at $427,615)	$427,615

Total Repurchase Agreements 3.6%	28,822,000

United States Government Agency Obligations 0.8%
United States Treasury Bill ($6,430,000 par, yielding 0.274%, 11/12/09 maturity) (d)	6,426,529

Total Short-Term Investments 4.4% (Cost $35,248,529)	35,248,529

Total Investments 98.8% (Cost $753,242,498)	795,239,313

Other Assets in Excess of Liabilities 1.2%	9,993,988

Net Assets 100.0%	$805,233,301

Percentages are calculated as a percentage of net assets.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Floating Rate Coupon

(c)	Security purchased on a when-issued or delayed delivery basis.

(d)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Futures contracts outstanding as of August 31, 2009:

	Number	Unrealized
	of	Appreciation/
	Contracts	Depreciation

Long Contracts:
U.S. Treasury Notes 2-Year Futures, December 2009 (Current Notional Value of $216,344 per contract)	486	$254,009
U.S. Treasury Notes 5-Year Futures, December 2009 (Current Notional Value of $115,250 per contract)	478	292,512

Total Short Contracts	964	546,521

Short Contracts:
U.S. Treasury Bond 30-Year Futures, September 2009 (Current Notional Value of $120,938 per contract)	22	(10,765)
U.S. Treasury Bond 30-Year Futures December 2009 (Current Notional Value of $119,750 per contract)	191	(262,892)
U.S. Treasury Notes 10-Year Futures, September 2009 (Current Notional Value of $118,547 per contract)	1,364	(2,674,842)

Total Short Contracts	1,577	(2,948,499)

Total Futures Contracts	2,541	$(2,401,978)

Swap contracts outstanding as of August 31, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Bank of America, N.A.	Carnival Corp.	Buy	1.570%	03/20/18	$3,185	$0	$(40,112)	BBB+
Bank of America, N.A.	CenturyTel, Inc.	Buy	0.880	09/20/17	2,050	0	(19,203)	BBB–
Bank of America, N.A.	Toll Brothers, Inc.	Buy	2.900	03/20/13	4,050	0	(269,199)	BBB–
Barclays Bank PLC	Whirlpool Corp.	Buy	1.000	06/20/14	1,360	73,330	65,439	BBB–
Goldman Sachs International	Sealed Air Corp.	Buy	1.080	03/20/18	1,375	0	8,130	BB+

Total Credit Default Swaps					$12,020	$73,330	$(254,945)

* Credit rating as issued by Standard and Poor’s.

Counterparty
Swaps Collateral Received From Counterparty							Value

Barclays Bank PLC							$(290,000)

Total Swap Contracts							$(544,945)

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Portfolio of Investments  ■  August 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets:
Corporate Bonds	$—	$752,918,417	$—	$752,918,417
Collateralized Mortgage Obligations	—	6,121,436	—	6,121,436
Municipal Bonds issued by states of the United States	—	950,931	—	950,931
Short-Term Investments	—	35,248,529	—	35,248,529
Futures	546,521	—	—	546,521
Swap Contracts	—	73,569	—	73,569

Total Assets	546,521	795,312,882	—	795,859,403

Liabilities:
Futures	(2,948,499)	—	—	(2,948,499)
Swap Contracts	—	(328,514)	—	(328,514)

Total Liabilities	(2,948,499)	(328,514)	—	(3,277,013)

Total	$(2,401,978)	$794,984,368	$—	$792,582,390

Following is a reconciliation of investment in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of August 31, 2008	$50,640
Accrued Discounts/Premiums	-0-
Realized Gain/Loss	(2,286,383)
Change in Unrealized Appreciation/Depreciation	2,283,054
Net Purchase/Sales	(47,311)
Net Transfers in and/or out of Level 3	-0-

Balance as of August 31, 2009	$—0-

Net change in Unrealized Appreciation/Depreciation from Investments still held as of August 31, 2009	$-0-

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2009

Assets:
Total Investments (Cost $753,242,498)	$795,239,313
Cash	78
Receivables:
Interest	11,804,600
Investments Sold	8,925,329
Fund Shares Sold	989,430
Swap Contracts	8,130
Other	122,089

Total Assets	817,088,969

Liabilities:
Payables:
Fund Shares Repurchased	2,083,299
Investments Purchased	7,125,963
Variation Margin on Futures	601,687
Income Distributions	479,284
Investment Advisory Fee	266,464
Distributor and Affiliates	246,273
Swap Contracts	553,075
Trustees’ Deferred Compensation and Retirement Plans	205,463
Accrued Expenses	294,160

Total Liabilities	11,855,668

Net Assets	$805,233,301

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$847,798,456
Net Unrealized Appreciation	39,266,562
Accumulated Undistributed Net Investment Income	934,523
Accumulated Net Realized Loss	(82,766,240)

Net Assets	$805,233,301

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $623,659,876 and 97,836,659 shares of beneficial interest issued and outstanding)	$6.37
Maximum sales charge (4.75%* of offering price)	0.32

Maximum offering price to public	$6.69

Class B Shares:
Net asset value and offering price per share (Based on net assets of $75,377,708 and 11,866,635 shares of beneficial interest issued and outstanding)	$6.35

Class C Shares:
Net asset value and offering price per share (Based on net assets of $41,445,667 and 6,517,094 shares of beneficial interest issued and outstanding)	$6.36

Class I Shares:
Net asset value and offering price per share (Based on net assets of $64,750,050 and 10,161,110 shares of beneficial interest issued and outstanding)	$6.37

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2009

Investment Income:
Interest	$44,705,408
Dividends	204,306

Total Income	44,909,714

Expenses:
Investment Advisory Fee	2,836,560
Distribution (12b-1) and Service Fees
Class A	1,379,844
Class B	481,775
Class C	331,280
Transfer Agent Fees	1,420,627
Accounting and Administrative Expenses	189,547
Reports to Shareholders	177,926
Custody	74,474
Professional Fees	66,908
Registration Fees	64,190
Trustees’ Fees and Related Expenses	37,132
Other	98,424

Total Expenses	7,158,687
Less Credits Earned on Cash Balances	4,882

Net Expenses	7,153,805

Net Investment Income	$37,755,909

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(71,370,969)
Swap Contracts	66,254,312
Foreign Currency Transactions	(9,728)
Futures	(23,920,407)

Net Realized Loss	(29,046,792)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(16,068,029)

End of the Period:
Investments	41,996,815
Swap Contracts	(328,275)
Futures	(2,401,978)

39,266,562

Net Unrealized Appreciation During the Period	55,334,591

Net Realized and Unrealized Gain	$26,287,799

Net Increase in Net Assets From Operations	$64,043,708

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$37,755,909	$38,477,374
Net Realized Loss	(29,046,792)	(17,805,294)
Net Unrealized Appreciation/Depreciation During the Period	55,334,591	(22,249,752)

Change in Net Assets from Operations	64,043,708	(1,577,672)

Distributions from Net Investment Income:
Class A Shares	(33,046,744)	(31,459,532)
Class B Shares	(3,775,830)	(3,518,900)
Class C Shares	(1,753,431)	(1,416,436)
Class I Shares	(3,466,501)	(3,271,015)

Total Distributions	(42,042,506)	(39,665,883)

Net Change in Net Assets from Investment Activities	22,001,202	(41,243,555)

From Capital Transactions:
Proceeds from Shares Sold	231,206,935	249,975,796
Net Asset Value of Shares Issued Through Dividend Reinvestment	37,047,475	36,212,997
Cost of Shares Repurchased	(295,032,502)	(267,379,067)

Net Change in Net Assets from Capital Transactions	(26,778,092)	18,809,726

Net Change in Net Assets	(4,776,890)	(22,433,829)
Net Assets:
Beginning of the Period	810,010,191	832,444,020

End of the Period (Including accumulated undistributed net investment income of $934,523 and $(301,569), respectively)	$805,233,301	$810,010,191

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class A Shares	2009		2008		2007		2006		2005

Net Asset Value, Beginning of the Period	$6.15		$6.47		$6.53		$6.78		$6.72

Net Investment Income	0.31	(a)	0.31	(a)	0.29	(a)	0.28	(a)	0.29
Net Realized and Unrealized Gain/Loss	0.25		(0.31)		(0.04)		(0.22)		0.09

Total from Investment Operations	0.56		-0-		0.25		0.06		0.38
Less Distributions from Net Investment Income	0.34		0.32		0.31		0.31		0.32

Net Asset Value, End of the Period	$6.37		$6.15		$6.47		$6.53		$6.78

Total Return (b)	9.94%		–0.16%		3.93%		0.93%		5.79%
Net Assets at End of the Period (In millions)	$623.7		$608.9		$670.8		$591.2		$502.6
Ratio of Expenses to Average Net Assets	0.95%		0.89%		0.91%		0.96%		0.99%
Ratio of Net Investment Income to Average Net Assets	5.38%		4.78%		4.48%		4.33%		4.29%
Portfolio Turnover	78%		73%		119%		45%		61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class B Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$6.14		$6.45	$6.52		$6.76		$6.70

Net Investment Income	0.28	(a)	0.26 (a)	0.24	(a)	0.23	(a)	0.24
Net Realized and Unrealized Gain/Loss	0.25		(0.30)	(0.05)		(0.21)		0.09

Total from Investment Operations	0.53		(0.04)	0.19		0.02		0.33
Less Distributions from Net Investment Income	0.32		0.27	0.26		0.26		0.27

Net Asset Value, End of the Period	$6.35		$6.14	$6.45		$6.52		$6.76

Total Return (b)	9.36%(c	)	–0.76%	3.00%		0.30%		5.01%
Net Assets at End of the Period (In millions)	$75.4		$76.7	$87.3		$100.2		$123.6
Ratio of Expenses to Average Net Assets	1.42%(c	)	1.65%	1.67%		1.72%		1.75%
Ratio of Net Investment Income to Average Net Assets	4.90%(c	)	4.03%	3.72%		3.57%		3.55%
Portfolio Turnover	78%		73%	119%		45%		61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and the second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Year Ended August 31,
Class C Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$6.14		$6.46	$6.52		$6.76		$6.71

Net Investment Income	0.26	(a)	0.26 (a)	0.25	(a)	0.23	(a)	0.24
Net Realized and Unrealized Gain/Loss	0.26		(0.31)	(0.04)		(0.21)		0.08

Total from Investment Operations	0.52		(0.05)	0.21		0.02		0.32
Less Distributions from Net Investment Income	0.30		0.27	0.27		0.26		0.27

Net Asset Value, End of the Period	$6.36		$6.14	$6.46		$6.52		$6.76

Total Return (b) (c)	9.19%		–0.88%	3.20%		0.16%		5.17%
Net Assets at End of the Period (In millions)	$41.4		$35.4	$31.0		$28.6		$29.2
Ratio of Expenses to Average Net Assets (c)	1.70%		1.60%	1.63%		1.71%		1.71%
Ratio of Net Investment Income to Average Net Assets (c)	4.61%		4.06%	3.76%		3.58%		3.59%
Portfolio Turnover	78%		73%	119%		45%		61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

									August 12, 2005
									(Commencement
	Year Ended August 31,								of Operations) to
Class I Shares	2009		2008		2007		2006		August 31, 2005

Net Asset Value, Beginning of the Period	$6.16		$6.48		$6.54		$6.78		$6.72

Net Investment Income	0.32	(a)	0.32	(a)	0.31	(a)	0.29	(a)	0.03
Net Realized and Unrealized Gain/Loss	0.25		(0.31)		(0.04)		(0.21)		0.06

Total from Investment Operations	0.57		0.01		0.27		0.08		0.09
Less Distributions from Net Investment Income	0.36		0.33		0.33		0.32		0.03

Net Asset Value, End of the Period	$6.37		$6.16		$6.48		$6.54		$6.78

Total Return (b)	10.06%		0.10%		4.19%		1.33%		1.11% *
Net Assets at End of the Period (In millions)	$64.8		$89.0		$43.3		$38.8		$28.7
Ratio of Expenses to Average Net Assets	0.70%		0.65%		0.66%		0.72%		0.86%
Ratio of Net Investment Income to Average Net Assets	5.61%		4.95%		4.73%		4.59%		4.32%
Portfolio Turnover	78%		73%		119%		45%		61%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009

1. Significant Accounting Policies
Van Kampen Corporate Bond Fund (the “Fund”) is organized as a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective. The Fund commenced investment operations on September 23, 1971. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Fixed income investments are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on identified cost basis.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2009, the Fund had $3,898,492 when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $60,359,770, which will expire according to the following schedule:

Amount	Expiration

$4,643,264	August 31, 2011
436,571	August 31, 2012
360,243	August 31, 2014
17,382,532	August 31, 2016
37,537,160	August 31, 2017

At August 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$754,476,298

Gross tax unrealized appreciation	$50,387,003
Gross tax unrealized depreciation	(9,623,988)

Net tax unrealized appreciation on investments	$40,763,015

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
The tax character of distributions paid during the years ended August 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$41,899,093	$39,548,839

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

Permanent differences, primarily due to reclassification of swap income, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$5,522,689	$(5,430,792)	$(91,897)

As of August 31, 2009, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$2,782,612

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions at August 31, 2009, the deferral of losses relating to wash sale transactions, gains or losses recognized on securities for tax purposes but not for book purposes and post October losses of $24,753,101 which are not recognized for tax purposes until the first day of the following fiscal year.

G. Credits Earned on Cash Balances During the year ended August 31, 2009, the Fund’s custody fee was reduced by $4,882 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gains and losses on the sale of securities.

I. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of August 31, 2009, management has evaluated the impact of any subsequent events through October 26, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in Note 10, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	0.42%
Next $750 million	0.35%
Over $1.250 million	0.22%

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The Adviser had entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (a “Subadviser” and a wholly owned subsidiary of Morgan Stanley). The Subadviser had provided the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and trustees. The Adviser paid the Subadviser on a monthly basis a portion of the net advisory fees the Adviser received from the Fund. Effective August 5, 2009, the subadvisory agreement was terminated.
For the year ended August 31, 2009, the Fund recognized expenses of approximately $34,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $66,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $434,700 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $104,500 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2009. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $226,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $161,100. Sales charges do not represent expenses of the Fund.

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

3. Capital Transactions
For the years ended August 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	27,238,212	$155,515,023	23,848,616	$154,045,558
Class B	4,214,113	24,007,757	3,069,290	19,791,323
Class C	3,157,688	18,036,532	2,543,364	16,285,799
Class I	5,898,774	33,647,623	9,359,908	59,853,116

Total Sales	40,508,787	$231,206,935	38,821,178	$249,975,796

Dividend Reinvestment:
Class A	5,450,643	$31,209,055	4,623,049	$29,658,517
Class B	615,058	3,514,107	506,589	3,242,775
Class C	261,766	1,499,263	187,624	1,198,376
Class I	149,767	825,050	330,354	2,113,329

Total Dividend Reinvestment	6,477,234	$37,047,475	5,647,616	$36,212,997

Repurchases:
Class A	(33,809,369)	$(192,843,098)	(33,193,359)	$(214,412,259)
Class B	(5,452,636)	(30,949,041)	(4,614,495)	(29,496,292)
Class C	(2,667,841)	(15,045,250)	(1,767,741)	(11,264,715)
Class I	(10,349,608)	(56,195,113)	(1,917,143)	(12,205,801)

Total Repurchases	(52,279,454)	$(295,032,502)	(41,492,738)	$(267,379,067)

4. Redemption Fee
Until November 3, 2008, the Fund assessed a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within seven days of purchase. The redemption fee was paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2009, the Fund received redemption fees of approximately $1,700, which are reported as part of “Cost of Shares Repurchased” on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. Effective November 3, 2008, the redemption fee is no longer applied.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $530,549,371 and $543,802,963 respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $0 and $159,784, respectively.

6. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended August 31, 2009 were as follows:

Contracts

Outstanding at August 31, 2008	3,622
Futures Opened	16,703
Futures Closed	(17,784)

Outstanding at August 31, 2009	2,541

B. Swap Contracts. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the year ended August 31, 2009, the average notional amounts of credit default swap contracts entered into by the Fund acting as a buyer or seller of protection were $15,665,000 and $40,569,000, respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/ performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts, including inflation asset swaps. Interest rate swaps, including inflation asset swaps, are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount except in the case of inflation asset swaps where the principal amount is periodically adjusted for inflation. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. For the year ended August 31, 2009, the average notional amount of interest rate swap contracts entered into by the Fund was $491,489,000.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective March 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of August 31, 2009.

	Asset Derivatives		Liability Derivatives
	Balance Sheet	Fair	Balance Sheet	Fair
Primary Risk Exposure	Location	Value	Location	Value

Interest Rate Contracts	Variation Margin on Futures	$546,521 *	Variation Margin on Futures	$(2,948,499)*
Credit Contracts	Swap Contracts	73,569	Swap Contracts	(328,514)

Total		$620,090		$(3,277,013)

* Includes cumulative appreciation/depreciation of futures contracts as reported on the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended August 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Interest Rate Contracts	$(23,920,407)	$66,563,315	$42,642,908
Credit Contracts	-0-	(309,003)	(309,003)

Total	$(23,920,407)	$66,254,312	$42,333,905

Van Kampen Corporate Bond Fund
Notes to Financial Statements  ■  August 31, 2009  continued

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Interest Rate Contracts	$(662,382)	$(30,257,644)	$(30,920,026)
Credit Contracts	-0-	(524,676)	(524,676)

Total	$(662,382)	$(30,782,320)	$(31,444,702)

8. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $0 and $13,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Van Kampen Corporate Bond Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Corporate Bond Fund, including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Corporate Bond Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 26, 2009

Van Kampen Corporate Bond Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Corporate Bond Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Corporate Bond Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC, 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Corporate Bond Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, D.C. 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Corporate Bond Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Corporate Bond Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/ National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute of Technology and the Colorado College.

Van Kampen Corporate Bond Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Corporate Bond Fund
Trustees and Officers Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Corporate Bond Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Corporate Bond Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

17, 117, 217, 617
CORPANN 10/09
IU09-04432P-Y08/09

Item 2. Code of Ethics.
(a)	The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2008 and the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$29,900		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$3,400	(3)	$135,224	(4)
All Other Fees	$0		$333,170	(5)
Total Non-Audit Fees	$3,400		$468,394

Total	$33,300		$468,394
2008

	Registrant		Covered Entities(1)
Audit Fees	$29,900		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$3,400	(3)	$144,357	(4)
All Other Fees	$0		$694,038	(5)
Total Non-Audit Fees	$3,400		$1,138,595

Total	$33,300		$1,138,595
N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Corporate Bond Fund

By:	/s/ Edward C. Wood III
	Name:	Edward C. Wood III
	Title:	Principal Executive Officer

Date: October 22, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
	Name:	Edward C. Wood III
	Title:	Principal Executive Officer

Date: October 22, 2009

By:	/s/ Stuart N. Schuldt
	Name:	Stuart N. Schuldt
	Title:	Principal Financial Officer

Date: October 22, 2009